                                                                     EXHIBIT 4.8

                                GLOBAL AMENDMENT
                                     TO THE
                      EQUITY PARTICIPATION PLAN AGREEMENTS
                                       OF
                                  TA I LIMITED


            This amendment, dated as of 2001 (this "AMENDMENT"), to the Equity Participation Plan Agreements (as defined below) is made by and among TA I Limited, a limited liability company organized under the laws of England and Wales ("TA I"), Mourant & Co. Trustees Limited, as Trustee of a trust organized by TA I ("MOURANT"), Profit Sharing (Overseas), Limited Partnership, an Alberta, Canada limited partnership ("PROFIT SHARING"), the individual (the "PURCHASER" and, together with the other individuals party to Equity Participation Plan Agreements, the "PURCHASERS") who has duly completed, executed and delivered a Master Acceptance Form (as defined in the Subscription Agreements (defined below)), and Willis Group Holdings Limited, a company with limited liability organized under the laws of Bermuda ("WILLIS HOLDINGS"), and is being entered into in connection with an offer to all Purchasers to exchange their non-voting management ordinary shares in TA I for non-voting management common shares of Willis Holdings.

                               W I T N E S S E T H

            WHEREAS, Profit Sharing, which is controlled by KKR 1996 Fund (Overseas), Limited Partnership, and the other non-management shareholders of TA I have determined to exchange, directly or indirectly, their interests in TA I for equivalent interests in Willis Holdings (the "RESTRUCTURING") in order to facilitate certain potential transactions, including a potential initial public offering of shares in Willis Holdings in the United States;

            WHEREAS, in connection with the Restructuring, Profit Sharing, the other non-management shareholders, Willis Holdings, and TA I have determined to extend to all of the Purchasers the opportunity to exchange their interests in TA I for interests in Willis Holdings and, therefore, Willis Holdings has offered to exchange one non-voting management common share in Willis Holdings for each non-voting management ordinary share in TA I held by the management shareholders of TA I; and

            WHEREAS, in connection with Willis Holdings' exchange offer, it is necessary to amend, and the parties hereto desire to amend, certain provisions of each of the Equity Participation Plan Agreements to reflect the substitution of Willis Holdings for TA I as the entity in which equity interests are held.

            NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

            (a)   "EQUITY PARTICIPATION PLAN AGREEMENTS" means:

(i) (a) a Management and Employee Shareholders' and Subscription Agreement, dated as of December 18, 1998 (the "1998 SUBSCRIPTION Agreement"), (b) a Management and Employee Shareholders' and Subscription Agreement, dated as of May 7, 1999 (the "MAY 1999 SUBSCRIPTION AGREEMENT"), (c) a Management and Employee Shareholders' and Subscription Agreement, dated as of December 20, 1999 (the "DECEMBER 1999 SUBSCRIPTION AGREEMENT"), (d) a Management and Employee Shareholders' and Subscription Agreement, dated as of July 6, 2000 (the "JULY 2000 SUBSCRIPTION Agreement"), and (e) a Management and Employee Shareholders' and Subscription Agreement, dated as of October 5, 2000 (the "OCTOBER 2000 SUBSCRIPTION AGREEMENT", and, together with the 1998 Subscription Agreement, the May 1999 Subscription Agreement, the December 1999 Subscription Agreement, and the July 2000 Subscription Agreement, the "SUBSCRIPTION AGREEMENTS"), in each case, by and among TA I, Mourant, and the Purchaser referred to therein;

(ii) (a) either one of two Amended and Restated Share Option Agreements, dated as of December 18, 1998 (the "1998 OPTION AGREEMENTS"), (b) either one of two Share Option Agreements, each dated as of December 20, 1999 (the "1999 OPTION AGREEMENTS"), (c) either one of two Share Option Agreements, each dated as of July 6, 2000 (the "JULY 2000 OPTION AGREEMENTS"), and (d) either one of two Share Option Agreements, each dated as of October 5, 2000 (the "OCTOBER 2000 OPTION AGREEMENTS" and, together with the 1998 Option Agreements, the 1999 Option Agreements, and the July 2000 Option Agreements, the "OPTION AGREEMENTS"), in each case, by and between TA I and the individual referred to therein; and

(iii) (a) a Sale Participation Agreement, dated as of December 18, 1998 (the "1998 SALE PARTICIPATION AGREEMENT"), (b) a Sale Participation Agreement, dated as of May 7, 1999 (the "MAY 1999 SALE PARTICIPATION AGREEMENT"), (c) a Sale Participation Agreement, dated as of December 20, 1999 (the "DECEMBER 1999 SALE PARTICIPATION AGREEMENT"), (d) a Sale Participation Agreement, dated as of July 6, 2000 (the "JULY 2000 SALE PARTICIPATION AGREEMENT"), and (e) a Sale Participation Agreement, dated as of October 5, 2000 (the "OCTOBER 2000 SALE PARTICIPATION AGREEMENT" and, together with the 1998 Sale Participation Agreement, the May 1999 Sale Participation Agreement, the December 1999 Sale Participation Agreement, and the July 2000 Sale Participation Agreement, the "SALE PARTICIPATION AGREEMENTS"), in each case, by and between Profit Sharing and the individual referred to therein.

            (b) Unless otherwise expressly defined herein, all defined terms shall have the meanings ascribed thereto in the Subscription Agreements.

                                   ARTICLE II
                            GLOBAL AMENDMENTS TO THE
                      EQUITY PARTICIPATION PLAN AGREEMENTS

            SECTION 2.1. REFERENCES TO THE "COMPANY".

            (a) Except as expressly set forth herein, each Equity Participation Plan Agreement is hereby amended by deleting the definition of the "Company" contained therein and substituting therefor the following:

            "Willis Group Holdings Limited, a company with limited liability organized under the laws of Bermuda (the "Company")".

            (b) Each party hereto hereby agrees that, except as expressly set forth herein and except with respect to references of historical fact (such as what agreements the "Company" or "TA I Limited" may have entered into prior to the date hereof), (i) each and every reference to the "Company" in each of the Equity Participation Plan Agreements is to be read as a reference to Willis Holdings, (ii) each and every reference to "TA I Limited" in each of the Equity Participation Plan Agreements is to be read as a reference to Willis Holdings,
(iii) Willis Holdings shall be entitled to all rights and privileges enjoyed by the "Company" thereunder, and shall be subject to all liabilities and duties of the "Company" thereunder, and (iv) TA I shall not have any rights or privileges and shall be released from and have no liabilities or duties thereunder.

            SECTION 2.2. REFERENCES TO "ORDINARY SHARES".

            (a) Except as expressly set forth herein, each Equity Participation Plan Agreement is hereby amended by deleting the definition of "Ordinary Shares" contained therein and substituting therefor the following:

            "non-voting management common shares, par value $0.000115 per share, of the Company (the "Ordinary Shares")".

            (b) Each party hereto hereby agrees that, except as expressly set forth herein and except with respect to references of historical fact (such as how the shares were acquired), each and every reference to "Ordinary Shares" in each of the Equity Participation Plan Agreements is to be read as a reference to non-voting management common shares, par value $0.000115 per share, of Willis Holdings.

            SECTION 2.3. REFERENCES TO THE "MEMORANDUM AND ARTICLES" OF THE COMPANY. Each reference to the "Memorandum and Articles of Association" or "Articles" of the "Company" in each Equity Participation Plan Agreement is hereby replaced by a reference to the "Memorandum of Association and Bye-laws" of Willis Holdings, and the parties hereto hereby agree that each and every reference to the "Articles" in each of the Equity Participation Plan Agreements shall be read as a reference to the Bye-laws of Willis Holdings.

            SECTION 2.4. REFERENCES TO THE OPTION PLAN OF TA I LIMITED.

            (a) Each Equity Participation Plan Agreement is hereby amended by deleting any reference contained therein to either the "1998 Share Purchase and Option Plan for Key Employees of TA I Limited" or the "Amended and Restated 1998 Share Purchase and Option Plan for Key Employees of TA I Limited" and substituting therefor the "Amended and Restated 1998 Share Purchase and Option Plan for Key Employees of Willis Group Holdings Limited".

            (b) Each party hereto hereby agrees that, (i) each and every reference to either the "1998 Share Purchase and Option Plan for Key Employees of TA I Limited" or the "Amended and Restated 1998 Share Purchase and Option Plan for Key Employees of TA I Limited" in each of the Equity Participation Plan Agreements is to be read as a reference to the "Amended and Restated 1998 Share Purchase and Option Plan for Key Employees of Willis Group Holdings Limited",
(ii) Willis Holdings shall be entitled to all rights and privileges enjoyed by the "Company" under such plan, and shall be subject to all liabilities and duties of the "Company" thereunder, and (iii) TA I shall not have any rights or privileges and shall be released from and have no liabilities or duties thereunder.

            SECTION 2.5. REFERENCES TO CT CORPORATION SYSTEM. Each Equity Participation Plan Agreement is hereby amended by deleting the address given for CT Corporation System and substituting therefor "111 Eighth Avenue, New York, New York".

            SECTION 2.6. NOTICE PROVISIONS. The notice provision of each Equity Participation Plan Agreement is hereby amended to provide that the primary address for contacting the "Company" shall be "Willis Group Holdings Limited, c/o The Company Secretary, Willis Group Limited, Ten Trinity Square, London EC3P 3AX", with a copy to "Kohlberg Kravis Roberts & Co., Stirling Square, 7 Carlton Gardens, London SW1Y 5AD, Attention: Todd Fisher".

            SECTION 2.7. REFERENCES TO SIMPSON THACHER & BARTLETT.Each Equity Participation Plan Agreement is hereby amended by deleting the address given for Simpson Thacher & Bartlett and substituting therefor:

            "CityPoint
            One Ropemaker Street
            London EC2Y 9HU
            England
            ATTENTION:  Gregory W. Conway".

                                  ARTICLE III
               SPECIFIC AMENDMENTS TO THE SUBSCRIPTION AGREEMENTS

            SECTION 3.1. AMENDMENT TO THE PRIMARY LEGEND. Section 3(b) of each Subscription Agreement is hereby amended by (i) adding the clause "AS AMENDED," after the clause in the primary legend that reads "AND THE PURCHASER NAMED ON THE FACE HEREOF" and (ii) replacing the clause in the primary legend that reads "TA I LIMITED (THE "COMPANY")" with "WILLIS GROUP HOLDINGS LIMITED (THE "COMPANY")".

            SECTION 3.2. AMENDMENT TO THE "DETERMINATION OF REPURCHASE PRICE" PROVISION. The provision providing for the determination of the Repurchase Price in each of the Subscription Agreements shall be amended to provide that any conversions from pounds sterling to U.S. dollars or from U.S. dollars to pounds sterling will be calculated on the Repurchase Calculation Date by reference to the noon buying rate in the City of New York for cable transfers in pounds sterling as announced by the Federal Reserve Bank of New York for customs purposes (the "NOON BUYING RATE") on such date.

            SECTION 3.3. AMENDMENT TO THE "SHARES ISSUED TO PURCHASER UPON EXERCISE OF OPTIONS; TERMINATION AND EXPIRATION OF OPTIONS" PROVISION. The provisions in each of the Subscription Agreements providing for the appropriate treatment of Options upon their termination and expiration shall be amended to provide that any conversion from pounds sterling to U.S. dollars or from U.S. dollars to pounds sterling will be calculated on the appropriate date by reference to the Noon Buying Rate on such date.

                                   ARTICLE IV
                  SPECIFIC AMENDMENTS TO THE OPTION AGREEMENTS

            SECTION 4.1. REFERENCES TO AN ENTITY OTHER THAN WILLIS HOLDINGS. (i) The definitions of "Actual Cash Flow Performance," "Actual EBITDA Performance," "Consolidated Earnings," "Consolidated Interest Expense," "Constant Currency Rate," "Cumulative Cash Flow," "EBITDA," "Sustained EBITDA," and "Working Capital", and (ii) the provision setting forth the calculation of the Combined Performance Percentage contained in any of the Option Agreements is hereby amended by replacing any reference therein to either "the Company" or "TA I Limited" with a reference to "Willis Group Limited".

                                   ARTICLE V
                                  MISCELLANEOUS

            SECTION 5.1. EFFECTIVE TIME. This Amendment shall become effective as of the date and year first written above.

            SECTION 5.2. COUNTERPARTS. This Amendment may be executed simultaneously or in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

            SECTION 5.3. EXISTING CALLS AND PUTS. For the avoidance of doubt, by executing this amendment the parties hereto agree that any Purchaser holding TA I Ordinary Shares that have been called for purchase by TA I Limited or Mourant, but which have not yet been purchased, shall be under a duty to deliver Ordinary Shares of Willis Holdings at the closing of any such purchase; Willis Holdings shall not be required to execute a new call or to send any additional notice in order for the call previously exercised by TA I Limited or Mourant with respect to Ordinary Shares of TA I Limited to be effective with respect to the Ordinary Shares of Willis Holdings being offered in the Restructuring in exchange for such Ordinary Shares of TA I Limited.

            SECTION 5.4. CONSTRUCTION AND GOVERNING LAW. This Amendment shall be construed together with, and as part of, each of the Equity Participation Plan Agreements and shall be governed in all respects by the laws of New York or England, as appropriate, as such laws are applied to agreements to be performed entirely in such jurisdictions.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.




                              TA I LIMITED


                              By:  /s/ Joseph J. Plumeri
                                  -----------------------------------------------------
                                     Name:  Joseph J. Plumeri
                                     Title: Executive Chairman


                              for and on behalf of

                              MOURANT & CO. TRUSTEES LIMITED
                              as trustee of the Trinity
                              Employees' share ownership
                              Plan Trust


                              By:  /s/ William Patrick Jones       /s/ Julie Harris
                                  -----------------------------------------------------
                                   Authorized Signatory            Authorized Signatory


                              PROFIT SHARING (OVERSEAS), LIMITED PARTNERSHIP


                              By:  /s/ T. A. Fisher
                                  -----------------------------------------------------
                                     Name:  T. A. Fisher
                                     Title: Director



                              WILLIS GROUP HOLDINGS LIMITED


                              By: /s/ Joseph J. Plumeri
                                  -----------------------------------------------------
                                     Name:  Joseph J. Plumeri
                                     Title: Executive Chairman

                              SIGNATURE PAGE TO THE
                             GLOBAL AMENDMENT TO THE
                      EQUITY PARTICIPATION PLAN AGREEMENTS
                                       OF
                                  TA I LIMITED


                              THE PURCHASER (acting through his or her attorney or agent)*


                              By:  /s/ M. P. Chitty
                                  --------------------------------------------
                                      Name:  Michael P. Chitty

                                      Attorney for those attached






* Appointed by the letter of transmittal and consent.

                                         WILLIS GROUP HOLDINGS LIMITED - GLOBAL AMENDMENTS

------------------------------------------------------------------------------------------------------------------------------
Glen Aguilar-Millan                1 College Green
Paul Aitchison                     Little Orchard                10 Pear Tree Lane                 Rowledge
Norman David Alderton              135 Tolmers Road
Ronald L Alexander                 1604 Bingham Drive
Gregory Alff                       1687 Old Hillsboro Road
Robert W Allen                     5903 S Elkins Street
Manuel F Almenara                  4765 Sw 80Th Street
Ian D Armstrong                    38 Pendreich Grove
Frederick Arnold                   3 York Road
Stephen Aston                      Residencias Oktogono          Apto 2A Callet                    Coninas de Valle Arriba
David Atkinson                     14 Haughley Drive             Bixley Farm                       Rushmere
Kirk Austin                        JL. Sekolah Kencana IV A/8B   Pondok Indah
Tim Aylen                          6 Durham Road                 Wigmore
Donald W Bacic                     19734 SE 19th Street
William J. Baird Jr.               24 Murray Hill Circle
Robert A Ballin                    2045 Potter Street
Robert Barlow                      22 Circus Street              Greenwich
Robin Barnes                       43 Queens Road
David W Barnette                   2435 Old Hickory Boulevard
Anne Barrett                       2405 Waverly Street
Stephen T Barton                   21 Sutton Place
Freddy Batt                        13 Chelsea Studios            410-416 Fulham Road
Paul R Becker                      9504 Ashford Place
Graeme Berwick                     P O Box 456                   Haberfield
Guy Bessis                         Flat 115, Pier House          31 Cheyne Walk
Sibyl Bogardus                     13 Magnolia Drive
Enrico Boglione                    175 Strada Vito
Francesco Boglione                 Petersham House               143 Petersham Road                Richmond
Bruce R Bollom                     9 Coonara Avenue              West Pennant Hills
Michael Norman Bone                The Old Vicarage              Gt. Stukeley                      Huntingdon
Philip Bowie                       725 Park Avenue
Paul Brandram                      No.40 Prince's Gate Mews


------------------------------------------------------------------------------------------------------------------------------
Glen Aguilar-Millan                Felixstowe              Suffolk                 IP11 7AP                   UK
Paul Aitchison                     Farnham                             SURREY      GU104DW                    UK
Norman David Alderton              Cuffley                             HERTS       EN64JW                     UK
Ronald L Alexander                 Knoxville               Kno         TN          TN 37922                   US
Gregory Alff                       Franklin                Wll         TN          TN 37069                   US
Robert W Allen                     Tampa                   Hil         FL          FL 33611                   US
Manuel F Almenara                  Miami                   Dad         FL          FL 33143                   US
Ian D Armstrong                    Bonnyrigg                           LOTH        EH192EH                    UK
Frederick Arnold                   Larchmont                           NY          NY 10538                   US
Stephen Aston                      Caracas                                                                VENEZUELA
David Atkinson                     Ipswich                 Suffolk                 IP4 5QU                    UK
Kirk Austin                        Jakarta 12310                       ESSEX                              INDONESIA
Tim Aylen                          Gillingham                          KENT        ME80JW                     UK
Donald W Bacic                     Issaquah                Kin         WA          WA 98075                   US
William J. Baird Jr.               Baltimore               Bct         MD          MD 21212                   US
Robert A Ballin                    Eugene                  Lan         OR          OR 97405                   US
Robert Barlow                      London                                          SE108SN                    UK
Robin Barnes                       Tunbridge Wells                     KENT        TN49LZ                     UK
David W Barnette                   Nashville               Dav         TN          TN 37221                   US
Anne Barrett                       Philadelphia                        PA          PA 19146                   US
Stephen T Barton                   London                                          E96EH                      UK
Freddy Batt                        London                                          SW61EB                     UK
Paul R Becker                      Brentwood               Dav         TN          TN 37027                   US
Graeme Berwick                                                                     NSW 2045               AUSTRALIA
Guy Bessis                         London                                          SW35HN                     UK
Sibyl Bogardus                     St. Louis               Stl         MO          MO 63124                   US
Enrico Boglione                    Torino                                          10133                    ITALY
Francesco Boglione                 Surrey                                          TW10 7AA                   UK
Bruce R Bollom                                                                     NSW 2125               AUSTRALIA
Michael Norman Bone                Cambridgeshire                      CAMBS       PE284AL                    UK
Philip Bowie                       Mahtomedi                           MN          MN 55115                   US
Paul Brandram                      London                                          SW72PR                     UK

Stephen Breen                      890 Somerset Court
Gavin Bridgman                     Poppy Cottage                 Holly Bush Lane                   Sevenoaks
David Brooks                       3 Clare Mews                  Waterford Road
Gary Brooks                        8 Yeomead                     Nailsea
John L Brown                       1204 Spearpoint Drive
Marcus Clement Brown               Abergavenny House             Mill Lane                         Rodmell
Robin Brown                        The Cottage                   Franks Hollow Road                Bidborough
Roger S Brown                      Somersbury                    6 Stoneyfields                    Farnham
Wayne W Brown                      45 Elmwood Drive
Trevor Bruce                       218 Norsey Road
Gary W Buchanan                    1204 Carrington Drive
Charles Burnett                    25 Marloes Road
Rick Burns                         5003 Holly Ave.
Mary E Caiazzo                     9445 Waterfall Road
Terry A Campbell                   27318 Chesterfield Dr.
Pedro Cardelus                     C Francisco de Asis Mendez    Casariego No.4
Ronald J Carlson                   400 West Paddock Circle
John W Carter                      28 Lynch Way                  Horsell                           Woking
Jaime Castellanos                  Po de la Catellana, 36-38 4O
Marcel Chad                        35b Ramsden Road              Balham
William B Chambers                 12 Betty Bush Lane
John Chaney                        2977 Fontenay
Michael Chitty                     17 Eskdale Road                                                 Bexley Heath
Richard Chiverrell                 High Laver House              High Laver                        Nr Ongar
Chris G Clark                      16 Castlewan Gardens          Barnes
Chris N Clark                      4 Verulam Avenue              Purley
Michael Claydon                    54 Bishops Road               Fulham
James Clinch                       30 Bowerdean Street
Richard Close-Smith                40 Pottery Lane
Tom Cochrane                       27 Bucharest Road             London
Jay E Cogswell                     25 Cypress Road
Thomas Colraine                    403 Keyes House               Dolphin Square
Tim Compton                        17 Church Avenue
Edward S Contant                   10800 East Cactus Road        No.44
James Harold Costner               6004 Landmark Place
Nigel Cotton                       31 Greens Farm Lane
Nicholas Martin Cox                The Birches                   3 Oxford Court                    Warley


Stephen Breen                      Ramsey                  Ber         NJ          NJ 07446                   US
Gavin Bridgman                     Kent                                KENT        TN133TJ                    UK
David Brooks                       London                                          SW62EG                     UK
Gary Brooks                        Bristol                             AVON        BS48 1JA                   UK
John L Brown                       Hendersonville          Sum         TN          TN 37075                   US
Marcus Clement Brown               Sussex                              E.SUSX      BN73HS                     UK
Robin Brown                        Tunbridge Wells                     KENT        TN30UB                     UK
Roger S Brown                      Surrey                              SURREY      GU98DX                     UK
Wayne W Brown                      Destrehan               Orl         LA          LA 70047                   US
Trevor Bruce                       Billericay                          ESSEX       CM111DB                    UK
Gary W Buchanan                    Raleigh                 Wak         NC          NC 27615                   US
Charles Burnett                    London                                          W86LG                      UK
Rick Burns                         Bellaire                Har         TX          TX 77401                   US
Mary E Caiazzo                     Brentwood               Dav         TN          TN 37027                   US
Terry A Campbell                   Valencia                Los         CA          CA 91354                   US
Pedro Cardelus                     28002 Madrid                                                             SPAIN
Ronald J Carlson                   Wayzata                             MN          MN 55391                   US
John W Carter                      Surrey                              SURREY      GU214QG                    UK
Jaime Castellanos                  28046 Madrid                                                             SPAIN
Marcel Chad                        London                                          SW128QX                    UK
William B Chambers                 Baltimore               Bct         MD          MD 21212                   US
John Chaney                        Shaker Heights          Cuy         OH          OH 44120                   US
Michael Chitty                     Kent                                KENT        DA75DL                     UK
Richard Chiverrell                 Essex                               ESSEX       CM50DR                     UK
Chris G Clark                      London                              W SUSX      SW13 8DU                   UK
Chris N Clark                      Surrey                              SURREY      CR83NQ                     UK
Michael Claydon                    London                              GT LON      SW67AH                     UK
James Clinch                       London                                          SW6 3TW                    UK
Richard Close-Smith                London                                          W114LZ                     UK
Tom Cochrane                                                                       SW18 3AS                   UK
Jay E Cogswell                     Chatham                 Mor         NJ          NJ 07928                   US
Thomas Colraine                    London                                          SW1V 3LX                   UK
Tim Compton                        Ruislip                             MDDSX       HA47HU                     UK
Edward S Contant                   Scottsdale              Mar         AZ          AZ 85259                   US
James Harold Costner               Brentwood               Wll         TN          TN 37037                   US
Nigel Cotton                       Billericay                          ESSEX       CM1 12EX                   UK
Nicholas Martin Cox                Brentwood                           ESSEX       CM145EU                    UK

Michael Croke                      5948 Broadview Avenue N.E.
Michael S. Cross                   616 Newbern Court
Vincent A Culhane                  6025 Manor Place
Malcolm Cutts-Watson               Cercle De Pierre              Grande Rue                        St Saviours
Daniel P Daley                     12501 Palos West Drive
Martin Daniels                     Cherry Garth                  Links Drive
Edgar Davenport                    820 Georgeboro Court
Paul Leslie Davidson               Church Farmhouse              401 Walton Road                   West Molesey
Rita DeFelice                      829 Colwell Road
Thomas R Denniston                 51 Stonecastle Court
Arvid R Dike                       1124 Shady Oaks Lane                                            Fort Worth
Douglas Dingwall                   848 Milford Road
Chris Doolan                       40 Holifast Road              Wylde Green
Suzanne Douglass                   301 Elizabeth Street          Apt 8A
Christine Douse                    5 Highbury Road               Wimbledon
Nicholas John Dunlop               10 Robin Hood Road            Summit
James W Dunn                       4409 Dale Avenue
Robert Dunn                        501 de la Metarie             Ile des Soeurs                    Verun
Joan Eakin                         14 Tweskard Park
Charles Edens                      2015 Gurney Ct.
Sharon H Edwards                   103 Saltwood Place
Omar Elkhoury                      13709 Mills Farm Road
Douglas Elliot                     23 Redwood Crescent           Bishopton
Melvin Elmy                        17 Weymouth Road
Bo-Goran Engdahl                   Ginsttunet 5                  S-181 48 Lidingoe
Magnus Eriksson                    25 Narborough Street
Michael Faber                      2A Lyall Mews
Raymond B Falk                     540 Audubon Street
Bernard Farrell                    Badgers Raike                 Pope Lane, Whitestake
Rafael Fernandez                   Chilapa 24                    Casa 4
Moreno Fiore                       210 Trinidad                  Dollard-des-Ormeaux
Peter Fontaine                     5004 Fountainhead Drive
Alasdair Forman                    23 Epple Road                 Fulham
Christopher J Franks               65 Brook Manor
Peter J Fritz                      71 Chapel Road
Andrew Fryer                       Field House                   Sedgwick Lane                     Horsham
Edward Fyfe                        Ten Trinity Square


Michael Croke                      Tacoma                  Pie         WA          WA 98422                   US
Michael S. Cross                   Burlington              Ala         NC          NC 27615                   US
Vincent A Culhane                  Brentwood               Dav         TN          TN 37027                   US
Malcolm Cutts-Watson               Guernsey                            CHL IS                                 UK
Daniel P Daley                     Palos Park              Coo         IL          IL 60464                   US
Martin Daniels                     Chelmsford                          ESSEX       CM29AW                     UK
Edgar Davenport                    Brentwood               Wll         TN          TN 37027                   US
Paul Leslie Davidson               Surrey                              SURREY      KT8 2EG                    UK
Rita DeFelice                      Swarthmore              Del         PA          PA 19081                   US
Thomas R Denniston                 Alamo                   Con         CA          CA 94507                   US
Arvid R Dike                       Texas                                           TX 76107                   US
Douglas Dingwall                   Holly                   Oak         MI          MI 48442                   US
Chris Doolan                       Sutton Coldfield                    WSTMID      B721AE                     UK
Suzanne Douglass                   New York                Man         NY          10012-2850                 US
Christine Douse                    London                                          SW197PR                    UK
Nicholas John Dunlop               New Jersey                          NJ          NJ 07901                   US
James W Dunn                       Tampa                   Hil         FL          FL 33609                   US
Robert Dunn                        Quebec                                          H3E 1S4                  CANADA
Joan Eakin                         Belfast                                         BT4 2JY
Charles Edens                      Burlington              Ala         NC          NC 27215                   US
Sharon H Edwards                   Hendersonville          Sum         TN          TN 37075                   US
Omar Elkhoury                      Rockville               Mon         MD          MD 20850                   US
Douglas Elliot                     Renfrewshire                        STRATH      PA75DJ                     UK
Melvin Elmy                        Ipswich                             SUFFK       IP45BB                     UK
Bo-Goran Engdahl                                                                                            SWEDEN
Magnus Eriksson                    London                                          SW63AP                     UK
Michael Faber                      London                                          SW1X8DJ                    UK
Raymond B Falk                     New Orleans             Orl         LA          LA 70118                   US
Bernard Farrell                    Nr Preston                          LANCS       PR44BA                     UK
Rafael Fernandez                   Tlalpan                                         CP 14000                 MEXICO
Moreno Fiore                       Quebec                  H9G  2X1                H9G 2X1                  CANADA
Peter Fontaine                     Brentwood               Wll         TN          TN 37027                   US
Alasdair Forman                    London                                          SW64DJ                     UK
Christopher J Franks               Pleasantville           Wes         NY          NY 10570                   US
Peter J Fritz                      Manhasset               Nas         NY          NY 11030                   US
Andrew Fryer                       West Sussex                         W SUSX      RH136QE                    UK
Edward Fyfe                        London                                          EC3P 3AX                   UK

Ian C Gale                         1 St.Clare Road               Lexden                            Colchester
Martin Galea                       16 Calbourne Road
Alberto Gallego                    Playa de Aro No.1             28290 Las Matas
Claude F Gallello                  7 Hanove Square
Marco Gallotti                     Via Plutarco 7
Michael Gano                       2514 88th Avenue NE
Mark Garthwaite                    3 Hazelwell Road
Thomas Garvey                      19702 Nob Hill
Robert Haydon Gayner               28 Murray Road                Wimbledon Village
John Genovese                      4817 Hillard Avenue
Forrest B Gibbs Jr.                413 Rutherford Lane
James H Glenn Jr.                  138-6 Cherokee Road
Rocky D Goode                      510 E. Fox Den Dr.
Nick Goulder                       The Old Rectory               Littlebury
John H Gray                        478 Clarkston Road            Netherlee
Nigel Gray                         6 Maiden's Bridge Cottages    Bulls Cross
John J Green                       36 Church Street
Robert Griffin                     17 Queens Road
Mike Griffith                      10 Gorst Road
John Grose                         Hilltop'                      235 Chipstead Way
Carl Groth                         38 Clinton Avenue
John P Grotts                      Po Box 191471
Alessandro Guerrini-Maraldi        11iElm Park Road
Robert Guthrie                     30 Downer Road                                                  Benfleet
Cedric J Gyles                     271 Yonge Boulevard           Toronto
Janice C Hackett                   1826 Benders Ferry Road
Paul G Hagood                      2 Port Royal Mews             Southampton
David R Hale                       P.O. Box 75224
Jim Halliday                       Apartment 12                  Glenmore Place
Charles D Hamilton                 9212 Apache Trail
David Hampson                      8 Little Pine Lane
William Randall Hampton            915 Circassian Court
David C Haney                      243 Yarmouth Lane             Media
Michael Harden                     26 Hamilton Street            Coogee
Brad Hart                          33 Woodridge Drive
Tony Harvey                        25 The Meadway                Chelsfield
Peter John Hatcher                 11 Edgewood Close             Whitchurch Park


Ian C Gale                         Essex                               ESSEX       CO33SZ                     UK
Martin Galea                       London                                          SW128LP                    UK
Alberto Gallego                    Madrid                                                                   SPAIN
Claude F Gallello                  New York                Mon         NJ          NY 10004                   US
Marco Gallotti                     Milan                                           20145                    ITALY
Michael Gano                       Bellevue                Mul         WA          WA 98004                   US
Mark Garthwaite                    London                                          SW156LU                    UK
Thomas Garvey                      Strongsville            Cuy         OH          OH 44136                   US
Robert Haydon Gayner               London                                          SW194PE                    UK
John Genovese                      La Canada               Los         CA          CA 91011                   US
Forrest B Gibbs Jr.                Columbia                Mau         TN          TN 38401                   US
James H Glenn Jr.                  Charlotte               Mec         NC          NC 28207                   US
Rocky D Goode                      Knoxville               Kno         TN          TN 37922                   US
Nick Goulder                       Saffron Walden                      ESSEX       CB114TL                    UK
John H Gray                        Glasgow                             STRATH      G443QE                     UK
Nigel Gray                         Enfield                             STRATH      EN2 9HB                    UK
John J Green                       New Canaan              Fai         CT          CT 06840                   US
Robert Griffin                     Haywards Heath                      W SUSX      RH161EH                    UK
Mike Griffith                      London                                          SW116JE                    UK
John Grose                         Woodmansterne                       SURREY      SM73JN                     UK
Carl Groth                         Maplewood               Ess         NJ          NJ 07040                   US
John P Grotts                      San Francisco           Saf         CA          CA 94119                   US
Alessandro Guerrini-Maraldi        London                                          SW36BP                     UK
Robert Guthrie                     Essex                               ESSEX       SS71BQ                     UK
Cedric J Gyles                     Ontario                                         M5M 3J1                  CANADA
Janice C Hackett                   Mt. Juliet              Wls         TN          MN 99707                   US
Paul G Hagood                      Bermuda                                         SN 01                   BERMUDA
David R Hale                       Fairbanks               Fai         AK          AK 99707                   US
Jim Halliday                       Lisburn                                         BT274BE                    UK
Charles D Hamilton                 Brentwood               Wll         TN          TN 37027                   US
David Hampson                      Exeter                  Roc         NH          NH 03833                   US
William Randall Hampton            Alpharetta              Ful         GA          GA 30022                   US
David C Haney                                              Del         PA          PA 19063                   US
Michael Harden                                                                     NSW                    AUSTRALIA
Brad Hart                          Oakridge                Pas         NJ          NJ 07438                   US
Tony Harvey                        Nr Orpington                        KENT        BR66HH                     UK
Peter John Hatcher                 Bristol                             AVON        BS149AR                    UK

Robert V Hatcher III               1121 Brians Way               Wayne
Nicholas Hawke                     Cherry Trees                  Pilgrims Way                      Wrotham
David Daniel Hawkins               7 High Pine Close
David A Hearn                      294 Batleson Road
Peter C Hearn                      7021 Lafayette Avenue
Alan Bertie Hedgecock              Sandbanks                     71 Cliff Road                     Felixstowe
Martyn Hedley                      67 Dove House Street
Eric P Hein                        2301 Sanford Lane
Johanna R Holliday                 2 Magdalen Road
Clark Hontz                        322 Woodland Road
Maurice D Horner                   2840 Crestwood Avenue
Roland G Horton                    17 Saxon Road
Scot A Housh                       4209 Country Club Rd
Jason P Howard                     14 Brodrick Road
John Hudson                        "Starwberry Fields"           Longmill Lane                     Crouch, Nr Platt
Mark A Hudson                      Duchy House                   Royal Square                      Dedham
Mark Hue-Williams                  Flat 3                        First Floor                       10 Hobury Street
Derrick D Iseler                   4746 Lakeview Circle
John B Jacobs                      13459 E. Wethersfield Road
Mark Jenkins                       The Woodlands                 29 Wood Road
Brian D Johnson                    5004 Country Club Drive
Edward G Johnson                   23 Ball Creek Hill
Robert E Kalbfell                  48 Londonderry Lane
Roger Kaye                         4 Matthews Close              Stratford St. Mary
Lloyd Kelley                       1101 Navaho Drive
John J Kelly                       500 E 77th Street
Peter T Kelly                      8288 Tugboat Place            Vancouver                         British Columbia
Colin Kiddie                       2 Wellington Way              Kate Reed Wood
Jeremy David Moseley Kinsey        The Oast House                Great Forge Farm, Riding Lane     Hildenborough
Peter Knight                       Hey Tor                       5 Melville Avenue
Robert A Knight                    27 Chinnocks Wharf            Narrow Street                     Limehouse
Adrian Konynendyk                  Naarderweg 26                 1261 Bt Blaricum
Victor P Krauze                    18220 20Th Ave N
David Laabs                        45723 Greenridge Drive
Louis-Thomas Labbe                 116 de Charente               St. Lambert
Lucien P Laborde Jr.               210 Midenhall Way
Charles A Laible                   50 Nottingham Drive


Robert V Hatcher III                                       Del         PA          PA 19087                   US
Nicholas Hawke                     Kent                                KENT        TN157NN                    UK
David Daniel Hawkins               Weybridge                           SURREY      KT139EA                    UK
David A Hearn                      Ambler                  Phi         PA          PA 19002                   US
Peter C Hearn                      Fort Washington         Mot         PA          PA 19034                   US
Alan Bertie Hedgecock              Suffolk                             SUFFK       IP119SQ                    UK
Martyn Hedley                      London                                          SW36JY                     UK
Eric P Hein                        Charlotte               Bct         NC          NC 28211                   US
Johanna R Holliday                 London                                          SW183NP                    UK
Clark Hontz                        Madison                 Mor         NJ          NJ 07490                   US
Maurice D Horner                   Chattanooga             Ham         TN          TN 37415                   US
Roland G Horton                    Worth                               W SUSX      RH107SA                    UK
Scot A Housh                       Edina                   Hen         MN          MN 55424                   US
Jason P Howard                     London                                          SW177DZ                    UK
John Hudson                        Sevenoaks               Kent                    TN15 8QB                   UK
Mark A Hudson                      Colchester                          ESSEX       CO76AA                     UK
Mark Hue-Williams                  London                                          SW100JB                    UK
Derrick D Iseler                   Slinger                             WI          WI 53086                   US
John B Jacobs                      Scottsdale              Mar         AZ          AZ 85259                   US
Mark Jenkins                       Harrold                             BEDS        MK437BS                    UK
Brian D Johnson                    Brentwood               Wll         TN          TN 37027                   US
Edward G Johnson                   Atlanta                 Ful         GA          GA 30328                   US
Robert E Kalbfell                  Somers                  Put         NY          NY 10589                   US
Roger Kaye                         Colchester                          ESSEX       CO76LH                     UK
Lloyd Kelley                       Brentwood               Wll         TN          TN 37027                   US
John J Kelly                       New York                Wes         NY          NY 10162                   US
Peter T Kelly                                                                      V6P 6P9                  CANADA
Colin Kiddie                       West Malling                        KENT        ME194LD                    UK
Jeremy David Moseley Kinsey        Kent                                KENT        TN11 9LH                   UK
Peter Knight                       South Croydon                       SURREY      CR27HZ                     UK
Robert A Knight                    London                                          E148DJ                     UK
Adrian Konynendyk                                                                                         NETHERLANDS
Victor P Krauze                    Plymouth                Hen         MN          MN 55447                   US
David Laabs                        Northville              Way         MI          MI 48167-1756              US
Louis-Thomas Labbe                 Quebec                                          J4S 1K3                  CANADA
Lucien P Laborde Jr.               Cary                    Wll         NC          NC 27513                   US
Charles A Laible                   Watchung                Uni         NJ          NJ 07069                   US

Sandra Lalich                      8220 Harrison Street          Apt. 303
Thomas Lee Lanning                 1800 Lucky John Drive
Patrick E Lawrence                 32 Macklands Way
Peter Charles Warrior Ledger       15eWoodstone Avenue
Bong K Lee                         146 Viola Way                 Paramus
James C Leo                        208 Ravenscliff
Adrian Lessner                     98 Providence Square
Mark R Lever                       29 Grantham Crescent
David D Lewis                      The Barn                      Church Close
Thomas R Lewis                     801 W. Moon Valley Drive
Will G Lewis                       4 Royal Lodge Park
William N Lloyd                    6 Loryn Lane
Christopher Michael London         51 Streathbourne Road
Dennis G Loots                     9308 Wyoming Avenue South
Richard Loughlin                   49 McCouns Lane
Nicholas M Lovecchio               208 Walnut Lane
Patrick Lucas                      1 Avenue Emile Acollas
David P Mack                       167 Fox Ridge Road
Hazel Mary Mack                    Pounce Hall Cottage           1 Walden Road                     Sewards End
Leo K Magrath                      142 Walthery Avenue
Andrew B Mahoney                   3345 Hill Lane
Ken Mahony                         25 Ballawley Court                                              Sandyford
David Maidment                     4 Broad Oak                   Groombridge
William F Majors                   30 North Shore Road           Smiths
James Maloney                      3920 Kenilworth Road
Tim Malton                         4 Dunmore Road                Wimbledon
Glenn Manning                      1360 Anchor Bay Drive
Pauline A Margrett                 60 Deansway
Al Marquis Jr.                     4 Coach & Four Road                                             Annandale
Robert Martin                      Rose Cottage                  Tyrrells Wood                     Leatherhead
James R Martocci                   307 Forest Road
Garrett A Mathieson                3 Cope Circle                 Rye
Stephen Maycock                    The Limes                     6 Hambledon Park                  Hambledon, Godalming
Luke Mayhook                       55 Myln Meadow                Stock
Colin McBride                      Wildridings                   3 Glebelands Close                Prestwood, Gt. Missenden
Stewart McCulloch                  7 Turners Crescent
Stewart McDowell                   2325 Richardson Drive


Sandra Lalich                      Munster                 Lak         IN          IN 46321                   US
Thomas Lee Lanning                 Park City               Sum         UT          UTAH 84060                 US
Patrick E Lawrence                 Rainham                             KENT        ME87PE                     UK
Peter Charles Warrior Ledger       Ipswich                             SUFFK       IP13TE                     UK
Bong K Lee                                                             NJ          NJ 07652                   US
James C Leo                        St Davids                           PA          PA 19087                   US
Adrian Lessner                     London                                          SE1 2EB                    UK
Mark R Lever                       Ipswich                             SUFFK       IP29PD                     UK
David D Lewis                      Reed                                HERTS       SG88AN                     UK
Thomas R Lewis                     Phoenix                 Mar         AZ          AZ 85023                   US
Will G Lewis                       Belfast                                         BT8 7YP                    UK
William N Lloyd                    Mendham                 Mor         NJ          NJ 07945                   US
Christopher Michael London         London                                          SW17 8QZ                   UK
Dennis G Loots                     Bloomington             Hen         MN          MN 55438                   US
Richard Loughlin                   Oyster Bay Cove         Nas         NY          NY 11771                   US
Nicholas M Lovecchio               Ambler                  Mot         PA          PA 19002                   US
Patrick Lucas                      Paris                                           75007                    France
David P Mack                       Stamford                Fai         CT          CT 06903                   US
Hazel Mary Mack                    Nr Saffron Walden                   ESSEX       CB102LE                    UK
Leo K Magrath                      Ridgewood               Ber         NJ          NJ 07450                   US
Andrew B Mahoney                   Deephaven               Hen         MN          MN 55391                   US
Ken Mahony                         Dublin 16                                                               Ireland
David Maidment                     Tunbridge Wells                     KENT        TN39SD                     UK
William F Majors                   Bermuda                                         FL 03                   BERMUDA
James Maloney                      Columbia                Ric         SC          SC 29205                   US
Tim Malton                         London                                          SW208TN                    UK
Glenn Manning                      Greensboro              Gre         GA          GA 30642                   US
Pauline A Margrett                 London                                          N20JE                      UK
Al Marquis Jr.                                                                     NJ 08801                   US
Robert Martin                      Surrey                              SURREY      KT228QJ                    UK
James R Martocci                   Mahwah                  Ber         NJ          NJ 07430                   US
Garrett A Mathieson                                                    WES         NY 10580                   US
Stephen Maycock                    Surrey                              SURREY      GU84ER                     UK
Luke Mayhook                       Ingatestone                         ESSEX       CM49NE                     UK
Colin McBride                      Buckinghamshire                     BUCKS       HP160QP                    UK
Stewart McCulloch                  Bishops Stortford                   HERTS       CM234FZ                    UK
Stewart McDowell                   Charlotte               Mec         NC          NC 28211                   US

Kevin McGill                       3308 Sycamore Lane
Simon McGrath                      14 Manor Gardens              Merton Park                       Wimbledon
Richard McSephney                                                P O Box 956G                      GPO Melbourne
Joseph McSweeny                    23 North Gate                 Prince Albert Road
Anthony Melia                      11 Dampier Road               Coggeshall
Stuart Mercer                      761 King Street               Chappaqua
Michael R Meredith                 900 Sundew Drive
Hugo Merison                       Cherry Orchard House          The Warren, Broughton
Kirk Metcalf                       815 Sherlin Lane
Michael C Metzger                  9427 N 43rd Street
John R Milam                       426 Heathermoor Drive
Lane Milam                         2142 Cameron Circle
Nicholas H E Millard               56 Lamont Road
Richard M Miller Jr.               4440 Sheppard Place
Grahame Millwater                  11 Dartmouth Row              Greenwich
Doug Milne                         Kippings                      The Warren                        East Horsley
Laurence Molloy                    11 Herne Road                 Coreys Mill
Tim Monaghan                       The Old Cooperage             12 Aspall Road
Sergio Montoya                     565 Harbor Drive
William G Moody                    3760 Homestead Ridge Drive    Cumming
Charles William Mooney             404 Hunterwood Court
Ronald E Moore                     Suite 3050,                   301 Commerce
Allan Charles Morris               2 Ring Terrace                St Marys Bay
James C Morris                     3307 East Briarcliff Road
David A Morris                     820 Woodburn Drive
Anthony Morrissey                  Flat 14, 56 Vincent Square
John Muir                          Merrilaw                      Martinsend Lane                   Great Missenden
James F Murphy                     78 Hawk Street
Michael Patrick Murray             6 Days Green
John F Navin                       14730 28Th Street Ct.N.
Warren Neale                       38 Brackley Square                                              Woodford Green
Phillip R Neff                     15255 East 21St Street North
Russell Nevard                     Summer Cottage                1 Wiseton Road                    Wandsworth Common
George Frederick Nixon             The Old Cottage               Church Lane                       Headley
Ed Nokes                           9426 Shangri La Road
Graeme Bruce Norman                7 Norwood Road                Bayswater
David Oliver                       140 Cherokee Hill


Kevin McGill                       Yorktown Heights        Wes         NY          NY 10598                   US
Simon McGrath                      London                                          SW209AB                    UK
Richard McSephney                  Victoria 3001                                                          AUSTRALIA
Joseph McSweeny                    London                                          NW87RE                     UK
Anthony Melia                      Essex                               ESSEX       CO61QZ                     UK
Stuart Mercer                      New York                                                                   USA
Michael R Meredith                 Alpharetta              Ful         GA          30005                      US
Hugo Merison                       Flintshire                          CHES        CH40EQ                     UK
Kirk Metcalf                       Great Falls             Fai         VA          22066                      US
Michael C Metzger                  Phoenix                 Mar         AZ          AZ 85023                   US
John R Milam                       Knoxville               Kno         TN          TN 37922-2559              US
Lane Milam                         Birmingham              Jef         AL          AL 35242                   US
Nicholas H E Millard               London                                          SW100HX                    UK
Richard M Miller Jr.               Nashville               Dav         TN          TN 37205                   US
Grahame Millwater                  London                                          SE108AW                    UK
Doug Milne                         Surrey                              SURREY      KT245RH                    UK
Laurence Molloy                    Stevenage                           HERTS       SG14RW                     UK
Tim Monaghan                       Debenham                            SUFFK       IP146QA                    UK
Sergio Montoya                     Key Biscayne            Dad         FL          FL 33149                   US
William G Moody                                                        FOR         GA 30041                   US
Charles William Mooney             Brentwood               Dav         TN          TN 37027                   US
Ronald E Moore                     Fort Worth              Tar         TX          TX 76102                   US
Allan Charles Morris               Auckland                                                               NEW ZEALAND
James C Morris                     Birmingham              Jef         AL          AL 35223                   US
David A Morris                     Brentwood               Wll         TN          TN 37207                   US
Anthony Morrissey                  London                                          SW18 2NE                   UK
John Muir                          Buckinghamshire                     BUCKS       HP169HR                    UK
James F Murphy                     Pearl River             Roc         NY          NY 10965                   US
Michael Patrick Murray             Capel St. Mary                      SUFFK       IP92HZ                     UK
John F Navin                       Stillwater              Was         MN          MN 55082                   US
Warren Neale                       Essex                               ESSEX       IG87LL                     UK
Phillip R Neff                     Wichita                 Sed         KS          KS 67230                   US
Russell Nevard                     London                                          SW177EE                    UK
George Frederick Nixon             Surrey                              SURREY      KT186LG                    UK
Ed Nokes                           Scottsdale              Dav         AZ          AZ 85260                   US
Graeme Bruce Norman                Auckland                                                               NEW ZEALAND
David Oliver                       Canton                  Gwi         GA          GA 30115                   US

Bertil Olsson                      11839 Brandywine Lane
Jerome Ouimet                      149 Pleasant Circle
James McAllister Outram            Oak Cottage                   Swanton Road
Paul Anthony Owens                 Glenbervie                    12 Westerfield Road
Andrew John Faviell Pace           1 Dempster Road
Michael R Parker                   1110 Lake Avenue
Mark R Parker                      25 Upper Montagu Street
Greg Parnell                       Wedgewood                     1 Claremont End
Eugenio Paschoal                   Av Prof Alceu Maynard         Araujo 443 BL 4 Ap 32             Granja Julieta
Carlo Pasteur                      ia Stampa 8
Edoardo Pasteur                    Via Santa Maria Valle 5
Crawford Paul                      337 Earlsfield Road
Bruce Pearson                      12215 Briarwood
John Pearson                       4417 Shepherd Place
Moss Pellen                        333 River Valley Road         No.03-02                          Yong An Park
Oliver Peterken                    44 Glasslyn Road              Crouch End
Gregory K Peterson                 9020 Mayfield Court
James R Petrich                    12209 Autumn Ridge Ct.
Terry Pey                          Holbrook Mill                 Church Hill                       Holbrook
Anthony J Phillips                 462 Woodcrest Road
Flavio Piccolomini                 39 Chipstead Street
Kenneth H Pinkston                 1178 Travelers Ridge Drive
Iain Pocock                        "Maythorns"                   Whitesfield                       East Bergholt
Fred Podolsky                      115 Charter Oak Road
Roger Charles Potts                Donnithorne                   30 Park Road                      Disley
Stephen J Potts                    104 Woodbridge Road           Rushmere St Andrew
Gary Preston                       106 Abbeywood Drive
D. Scott Price                     6 Druid Hill Road
Oliver Prior                       105 Elstree Road
Linton B Puckett                   P.O. Box 2007
John R Pugh                        4220 B Street
Agostino Puppo                     Via Trento 12/3
Phillip C Purdy                    19235 County Road 10
Charles Pyron                      2035 Hunterwood Dr.
Mark Radburn                       7 Wood Green Close            Callow Hill
Guy F Ragosta                      204 Meadowood Drive
James A Ratcliffe                  4 Holland Park Court          Holland Park Gardens


Bertil Olsson                      Houston                 Har         TX          TX 77024                   US
Jerome Ouimet                      Arden Hills             Ram         MN          MN 55112                   US
James McAllister Outram            West Peckham                        KENT        ME185JY                    UK
Paul Anthony Owens                 Ipswich                             SUFFK       IP42UJ                     UK
Andrew John Faviell Pace           London                                          SW181AS                    UK
Michael R Parker                   Greenwich               Fai         CT          CT 06831                   US
Mark R Parker                      London                                          W1H 1RQ                    UK
Greg Parnell                       Esher                               SURREY      KT109LZ                    UK
Eugenio Paschoal                   Sao Paulo                                       04726-907                BRAZIL
Carlo Pasteur                      Milan                                           20123                    ITALY
Edoardo Pasteur                    Milan                                           20123                    ITALY
Crawford Paul                      London                                          SW183DG                    UK
Bruce Pearson                      Wichita                 Sed         KS          KS 67235                   US
John Pearson                       Nashville               Dav         TN          TN 37205                   US
Moss Pellen                                                                        238365                  SINGAPORE
Oliver Peterken                    London                                          N88RH                      UK
Gregory K Peterson                 Brentwood               Wau         TN          TN 37027                   US
James R Petrich                    Wichita                 Sed         KS          KS 67235                   US
Terry Pey                          Ipswich.                            SUFFK       IP92QN                     UK
Anthony J Phillips                 Key Biscayne            Dad         FL          FL 33149                   US
Flavio Piccolomini                 London                                          SW63SR                     UK
Kenneth H Pinkston                 Nashville               Dav         TN          TN 37220                   US
Iain Pocock                        Suffolk                             SUFFK       CO76SP                     UK
Fred Podolsky                      Fairfield               Fai         CT          CT 06430                   US
Roger Charles Potts                Stockport                           GT MAN      SK122NA                    UK
Stephen J Potts                    Ipswich                             SUFFK       IP45RA                     UK
Gary Preston                       Nashville               Dav         TN          TN 37215                   US
D. Scott Price                     Summit                  Uni         NJ          NJ 07901                   US
Oliver Prior                       Bushey                              HERTS       WD234EG                    UK
Linton B Puckett                   Greenville              Gre         SC          SC 29602                   US
John R Pugh                        Anchorage               Anc         AK          AK 99503                   US
Agostino Puppo                     Genova                                          16100                    ITALY
Phillip C Purdy                    Corcoran                Hen         MN          MN 55340                   US
Charles Pyron                      Brentwood               Wll         TN          TN 37027                   US
Mark Radburn                       Redditch                            H&W         B975YR                     UK
Guy F Ragosta                      South Burlington        Chi         VT          VT 05452                   US
James A Ratcliffe                  London                                          W148DN                     UK

William H Ratz                     803 Old Lake Road
Diane Audrey Ray                   9 Berthold Mews               Beaulieu Drive                    Waltham Abbey
Steve L Rayner                     63 Burleigh Park
Mark E Reagan                      534 Tremont Avenue
Peter R Redfern                    Orchard End                   45 Moorside
David Charles Reed                 25589 Serena Drive
George Reeth                       12 Dellwood Parkway East
Charles Richardson                 7 Franconia Road
Monte Richardson                   3055 Avenida Magoria
Jeremy T Ridge                     Wintringham                   High Road
Alistair Rivers                    44F Queen's Gate              Kensington
Eric Maurice Roberts               300 Livorna Heights Rd.
Roger D Robison                    5216 Sunningdale Drive
H. David Roebuck                   2522 14th Avenue
Robert P Runk                      16 Church Street
Donald Rushton                     Flat 5                        14 Wimpole Street
James Michael Ruston               1809 Kelly Court
Loreto J Ruzzo                     38 Hilltop Road
Dominic Samengo-Turner             Spicers Farm House            Rowhill Lane
Joseph W Sarrey Jr.                36 Pond Street
David H Scott                      Woodbank Cottage              Tower Hill                        Dorking
Neil Seagers                       6A North Mews
Scott T Self                       3229 Coventry Place
Anton Serrats                      Po de la Castellana, 36-38
Colin Andrew Sharman               141 Bishopsteignton           Shoeburyness
Martin Shilvock                    23 Croftdown Road             Harborne
David E Shuey                      1547 Mill Race Lane
Michael J Sicard                   465 Cumberland Place
Gregory C Sinnott                  30 Stirrup Place
Philip Smaje                       1 Brabourne Heights           Marsh Lane                        Mill Hill
John Smart                         Alpine Lodge                  4 Alderton Close                  Felsted
Leslie J Smith                     21 Seymour Gardens
Mark M. Smith                      156 Undercliffe Avenue, Apt 1 Edgewater
Peter D Smith                      70 Mayfield Road
Richard Sowerby                    Marlow House                  7 Anjou Green                     Beaulieu Park
Christian Steenstrup               Jakstigen 16                  S-181 46 Lidingo
Stuart Stow                        121 William Edward Street     Longueville


William H Ratz                     Houston                 Har         TX          TX 77057                   US
Diane Audrey Ray                   Essex                                           EN9  1JS                   UK
Steve L Rayner                     Cobham                              SURREY      KT112DU                    UK
Mark E Reagan                      Westfield               Dav         NJ          NJ 07090                   US
Peter R Redfern                    Cleckheaton                         WYORKS      BD196JT                    UK
David Charles Reed                 Valencia                Los         CA          CA 91355                   US
George Reeth                       Madison                 Mor         NJ          NJ 07940                   US
Charles Richardson                 London                                          SW49NB                     UK
Monte Richardson                   Escondido               Sdi         CA          CA 92029                   US
Jeremy T Ridge                     Chipstead                           SURREY      CR53QN                     UK
Alistair Rivers                    London                                          SW75HR                     UK
Eric Maurice Roberts               Alamo                   Con         CA          CA 94507                   US
Roger D Robison                    Charlotte               Cas         NC          NC 28277                   US
H. David Roebuck                   San Francisco           Con         CA          CA 94127                   US
Robert P Runk                      Southport               Fai         CT          CT 06490                   US
Donald Rushton                     London                                          W1G9SX                     UK
James Michael Ruston               Darien                  Dup         IL          IL 60561                   US
Loreto J Ruzzo                     Waccabuc                Wll         NY          NY 10597                   US
Dominic Samengo-Turner             Balcombe                            W SUSX      RH176JN                    UK
Joseph W Sarrey Jr.                Rehoboth                Bri         MA          MA 02769                   US
David H Scott                      Surrey                                          RH4  2AT                   UK
Neil Seagers                       London                                          SW1N 2JP                   UK
Scott T Self                       Burlington              Gui         NC          NC 27215                   US
Anton Serrats                      Madrid                                          28046                    SPAIN
Colin Andrew Sharman               Essex                               ESSEX       SS38BQ                     UK
Martin Shilvock                    Birmingham                          WSTMID      B178RA                     UK
David E Shuey                      West Chester            Che         PA          PA 19380                   US
Michael J Sicard                   Nashville                           TN          TN 37215                   US
Gregory C Sinnott                  Wilton                  Fai         CT          CT 06897                   US
Philip Smaje                       London                                          NW74NU                     UK
John Smart                         Essex                               ESSEX       CM6 3EL                    UK
Leslie J Smith                     Surbiton                            SURREY      KT58QE                     UK
Mark M. Smith                                              Ber              NJ     NJ 07020                   US
Peter D Smith                      Ipswich                             SUFFK       IP43NG                     UK
Richard Sowerby                    Chelmsford                          ESSEX       CM16EE                     UK
Christian Steenstrup                                                                                        SWEDEN
Stuart Stow                        Sydney                                          NSW 2066                AUSTRALIA

Joseph F Sullivan                  1322 South Wabash, Unit C
R Craig Sutherland Jr.             3 Windsor Way
Kenneth J Sweeney                  15 Westview Drive
James Sybert                       1176 Cross Creek Drive
Philip Symes                       10 Beryl Road
Michael R Szot                     5256 La Canada Blvd.
John W Taylor                      "Kingsmead"                   Working Lane                      Gretton
Rod Thaler                         2 Morris Lane
Eric Thompson                      2604 Chyenne Circle
Hon Keung Tsang                    17/F, AIA Plaza               18 Hysan Avenue                   Causway Bay
Joe Ben Turner                     1068 Craigland Court
Sarah Turvill                      33 Canonbury Park North
Luis Alberto Undurraga Cruz        Camino el Alarife 1000        Lo Barnechea Las Condes
James Vickers                      19 Herondale Avenue
Brian K Victory                    344 Julianna Circle
Alexander W Vietor                 301 Purchase Street
Clayton George Vigrass             4705 Derbyshire Drive
Dow Walker Jr.                     1003 Lexington Drive
Johnson Wallace                    110 Westhampton Place
Kevin T Walsh                      574 STANGLE ROAD              MARTINSVILLE
Ian Warner                         The Old Post House            Bowlhead Green
Hugh A Warren                      88 St Johns Wood Terrace
James J Warzyniec                  34734 Navin
Nigel Watts                        9 FURLONG ROAD                LONDON
Derek Webb                         Honeywood                     Glanthams Close
Ronald Paul Weinhold               2255 Charnelton Street
Paul Wenham                        100 Ossulton Way
Chris Weston-Simons                65 Woodbourne Avenue
Thomas Wilder                      8700 N. 55Th Place
Giles Wilkinson                    Mount Noddy                   Church Lane                       Danehill
Christopher Williams               5911 E Valley Vista Lane                                        Paradise Valley
Maurice J Williams                 24 St Margaret's Road         Wanstead
Adam David Willis                  46 Cloncurry Street           Fulham
Joseph M Wilson                    1083 West Park Avenue
David Wrathall                     18 Glen Avenue
Mike Wright                        51 Queen's Grove              St John's Wood
Chung-Hsiao Wu                     2/F, 114, Chung Shan N. Road  SEC 2


Joseph F Sullivan                  Chicago                 Coo         IL          IL 60605                   US
R Craig Sutherland Jr.             Basking Ridge           Som         NJ          NJ 07929                   US
Kenneth J Sweeney                  Katonah                 Wes         NY          NJ 10536                   US
James Sybert                       Franklin                Wll         TN          TN 37067                   US
Philip Symes                       London                                          W68JT                      UK
Michael R Szot                     La Canada               Los         CA          CA 91011                   US
John W Taylor                      Nr. Chelmsford                      GLOUCS      GL545EU                    UK
Rod Thaler                         Oyster Bay Cove                     NY          NY 11771                   US
Eric Thompson                      Minnetonka              Hen         MN          MN 55305                   US
Hon Keung Tsang                                                                                            HONG KONG
Joe Ben Turner                     Knoxville               Kno         TN          TN 37919                   US
Sarah Turvill                      London                                          N12JU                      UK
Luis Alberto Undurraga Cruz        Santiago                                                                 CHILE
James Vickers                      London                                          SW183JN                    UK
Brian K Victory                    Franklin                Mec         TN          TN 37064                   US
Alexander W Vietor                 Rye                     Wes         NY          NY 10580                   US
Clayton George Vigrass             Antioch                 Dav         TN          TN 37013                   US
Dow Walker Jr.                     Brentwood               Wll         TN          TN 37027                   US
Johnson Wallace                    Nashville               Dav         TN          TN 37205                   US
Kevin T Walsh                                                          New York    NJ 08836                   US
Ian Warner                         Nr Godalming                        SURREY      GU86NW                     UK
Hugh A Warren                      London                                          NW86PY                     UK
James J Warzyniec                  Livonia                 Way         MI          MI 48152                   US
Nigel Watts                                                                        N7   8LS                   UK
Derek Webb                         Shenfield                           ESSEX       CM158DD                    UK
Ronald Paul Weinhold               Eugene                  Lan         OR          OR 97405                   US
Paul Wenham                        London                                          N20LD                      UK
Chris Weston-Simons                London                                          SW161UX                    UK
Thomas Wilder                      Paradise Valley         Mar         AZ          AZ 85253                   US
Giles Wilkinson                    West Sussex                         W SUSX      RH17 7EY                   UK
Christopher Williams               Phoenix                 Mar         AZ          AZ 85253                   US
Maurice J Williams                 London                                          E125DR                     UK
Adam David Willis                  London                                          SW66DU                     UK
Joseph M Wilson                    Long Beach              Ber         NY          NY 11561                   US
David Wrathall                     Colchester                          ESSEX       C033SD                     UK
Mike Wright                        London                                          NW86EN                     UK
Chung-Hsiao Wu                     Taipei                                                                   TAIWAN

Yusho Yamamoto                     7-13-5 Tsukimino              Yamato
------------------------------------------------------------------------------------------------------------------------------
Willis ESOP Management
Limited                            P O Box 63, 7 Bond Street      St Helier
Charles D Hamilton and Mary
Caiazzo                            26 Century Boulevard

Mourant & Co. Trustees Limited     P O Box 87, 22 Grenville       St Helier
First Island Trustees (Guernsey)
Limited                            P O Box 146, Town Mills South  La Rue du Pre                    St Peter Port

First Island Trustees (Guernsey)   P.O. Box 146, Town Mills South La Rue du Pre                    St. Peter Port
Limited


Yusho Yamamoto                     Kanagawa                                        242-0002                    JAPAN
--------------------------------------------------------------------------------------------------------------------------
Willis ESOP Management
Limited                            Jersey                                          JE4 8PH                 Channel Islands
Charles D Hamilton and Mary
Caiazzo                            Nashville                                       TN 37214                     USA

Mourant & Co. Trustees Limited     Jersey                                          JE4 8PX                 Channel Islands
First Island Trustees (Guernsey)
Limited                            Guernsey                                        GUY1 3HZ                Channel Islands

First Island Trustees (Guernsey)  Guernsey                                         GUY1 3HZ                Channel Islands
Limited

